UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Shares	Value
Common Stocks—89.3%
Consumer Discretionary—7.6%
Automobiles—1.1%
Ford Motor Co.	3,792,500	$46,875,300
General Motors Co.	10,000	366,100
		47,241,400
Hotels, Restaurants & Leisure—1.1%
Extended Stay America, Inc.	2,840,000	46,036,400
Household Durables—2.0%
CalAtlantic Group, Inc.	1,742,500	60,760,975
PulteGroup, Inc.	990,000	21,294,900
		82,055,875
Media—1.4%
Comcast Corp., Cl. A	255,000	19,232,100
Time Warner, Inc.	380,000	36,803,000
		56,035,100
Multiline Retail—1.2%
Kohl’s Corp.	365,000	14,537,950
Macy’s, Inc.	1,111,600	32,836,664
Target Corp.	41,250	2,659,800
		50,034,414
Specialty Retail—0.8%
Signet Jewelers Ltd.	212,500	16,504,875
Staples, Inc.	1,890,000	17,388,000
		33,892,875
Consumer Staples—7.3%
Beverages—1.2%
Coca-Cola Co. (The)	620,000	25,773,400
Molson Coors Brewing Co., Cl. B	230,000	22,199,600
		47,973,000
Food & Staples Retailing—2.2%
CVS Health Corp.	60,000	4,728,600
Walgreens Boots Alliance, Inc.	687,500	56,333,750
Wal-Mart Stores, Inc.	486,750	32,485,695
		93,548,045
Food Products—2.1%
B&G Foods, Inc.	63,000	2,794,050
Kraft Heinz Co. (The)	537,500	47,993,375
Post Holdings, Inc.[1]	450,000	37,656,000
		88,443,425

1        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Household Products—0.7%
Procter & Gamble Co. (The)	330,000	$28,908,000
Tobacco—1.1%
Philip Morris International, Inc.	477,500	45,902,075
Energy—11.0%
Oil, Gas & Consumable Fuels—11.0%
BP plc, Sponsored ADR	1,702,500	61,255,950
Chevron Corp.	987,500	109,958,125
Exxon Mobil Corp.	950,000	79,695,500
Kinder Morgan, Inc.	1,475,000	32,951,500
Marathon Oil Corp.	2,800,000	46,900,000
Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,782,500	96,950,175
Williams Cos., Inc. (The)	1,017,500	29,344,700
		457,055,950
Financials—28.9%
Capital Markets—5.1%
Goldman Sachs Group, Inc. (The)	257,500	59,049,900
KKR & Co. LP2	4,050,000	70,308,000
Morgan Stanley	1,917,500	81,474,575
		210,832,475
Commercial Banks—11.0%
Bank of America Corp.	530,000	11,999,200
CIT Group, Inc.	7,500	308,925
Citigroup, Inc.[3]	3,880,000	216,620,400
JPMorgan Chase & Co.[3]	1,297,400	109,798,962
Wells Fargo & Co.	2,070,000	116,603,100
		455,330,587
Insurance—4.6%
American International Group, Inc.	1,000,000	64,260,000
Assured Guaranty Ltd.	2,360,000	91,827,600
MetLife, Inc.	675,000	36,726,750
		192,814,350
Real Estate Investment Trusts (REITs)—5.3%
Blackstone Mortgage Trust, Inc., Cl. A	952,500	29,041,725
Colony NorthStar, Inc., Cl. A	6,228,833	86,705,355
Communications Sales & Leasing, Inc.	1,475,000	38,763,000
Starwood Property Trust, Inc.	1,772,500	39,455,850
Two Harbors Investment Corp.	2,950,000	25,871,500
		219,837,430
Real Estate Management & Development—0.6%
Realogy Holdings Corp.	990,250	25,657,378

2        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value
Thrifts & Mortgage Finance—2.3%
MGIC Investment Corp.[1]	4,575,000	$48,723,750
Radian Group, Inc.	2,537,500	46,690,000
		95,413,750
Health Care—9.7%
Biotechnology—2.1%
AbbVie, Inc.	700,000	42,777,000
Gilead Sciences, Inc.	615,000	44,556,750
		87,333,750
Health Care Equipment & Supplies—2.3%
Abbott Laboratories	1,407,500	58,791,275
Medtronic plc	500,000	38,010,000
		96,801,275
Pharmaceuticals—5.3%
Bristol-Myers Squibb Co.	90,000	4,424,400
Johnson & Johnson	344,750	39,042,937
Merck & Co., Inc.	1,300,200	80,599,398
Pfizer, Inc.[3]	3,047,500	96,697,175
		220,763,910
Industrials—5.4%
Aerospace & Defense—1.2%
General Dynamics Corp.	140,750	25,487,010
United Technologies Corp.	240,000	26,320,800
		51,807,810
Airlines—1.3%
United Continental Holdings, Inc.[1]	740,000	52,147,800
Commercial Services & Supplies—0.2%
RR Donnelley & Sons Co.	582,500	9,989,875
Electrical Equipment—0.9%
Eaton Corp. plc	350,000	24,773,000
General Cable Corp.	602,500	12,230,750
		37,003,750
Industrial Conglomerates—1.7%
General Electric Co.	2,332,500	69,275,250
Road & Rail—0.1%
CSX Corp.	78,200	3,627,698
Information Technology—10.8%
Communications Equipment—1.5%
Cisco Systems, Inc.	2,085,000	64,051,200

3        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Internet Software & Services—0.5%
Alphabet, Inc., Cl. C1	25,500	$20,318,145
IT Services—0.7%
International Business Machines Corp.	162,500	28,359,500
Semiconductors & Semiconductor Equipment—2.5%
Intel Corp.	967,500	35,623,350
Micron Technology, Inc.[1]	1,525,000	36,767,750
QUALCOMM, Inc.	545,000	29,119,350
		101,510,450
Software—2.6%
Microsoft Corp.	925,000	59,801,250
Oracle Corp.	1,200,000	48,132,000
		107,933,250
Technology Hardware, Storage & Peripherals—3.0%
Apple, Inc.	937,750	113,795,963
HP, Inc.	762,500	11,475,625
		125,271,588
Materials—2.0%
Chemicals—1.0%
Dow Chemical Co. (The)	340,000	20,274,200
LyondellBasell Industries NV, Cl. A	237,500	22,151,625
		42,425,825
Containers & Packaging—0.6%
International Paper Co.	392,500	22,215,500
Paper & Forest Products—0.4%
Domtar Corp.	389,000	16,995,410
Telecommunication Services—3.3%
Diversified Telecommunication Services—3.3%
AT&T, Inc.	2,550,000	107,508,000
CenturyLink, Inc.	175,000	4,525,500
Frontier Communications Corp.	2,875,000	10,033,750
Level 3 Communications, Inc.[1]	245,000	14,567,700
		136,634,950
Utilities—3.3%
Electric Utilities—2.5%
American Electric Power Co., Inc.	765,000	49,005,900
Exelon Corp.	300,000	10,764,000
PPL Corp.	1,250,000	43,550,000
		103,319,900

4        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value
Independent Power and Renewable Electricity Producers—0.8%
NRG Energy, Inc.	2,093,300	$34,623,182
Total Common Stocks (Cost $2,918,137,604)		3,709,422,547
Preferred Stocks—8.2%
Allergan plc, 5.50% Cv., Series A	107,741	85,275,924
Dominion Resources, Inc., 6.375% Cv.	299,500	15,163,685
Exelon Corp., 6.50% Cv.	769,875	38,162,704
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	1,000,000	73,110,000
iStar, Inc., 4.50% Cv., Non-Vtg.	1,239,705	61,278,618
Post Holdings, Inc., 5.25% Cv.	88,000	12,826,000
Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	92,500	57,035,500
Total Preferred Stocks (Cost $414,895,785)		342,852,431
	Principal Amount
Mortgage-Backed Obligations—0.0%
Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 3.135%, 5/20/36[4]	$66,972	60,851
Federal Home Loan Mortgage Corp. Gold Pool:
9.00%, 8/1/22	192	195
9.00%, 8/1/22	9	9
9.00%, 3/1/24	149	160
9.00%, 3/1/24	48	48
9.00%, 1/1/25	274	315
9.00%, 5/1/25	54	60
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	2,413	2,602
Federal National Mortgage Assn. Pool, 8.50%, 7/1/32	4,334	4,703
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 35.981%, 12/18/31[5]	1,941	392
Series 2001-68, Cl. SC, 23.006%, 11/25/31[5]	1,298	272
Series 2002-7, Cl. SK, 12.876%, 1/25/32[5]	2,095	420
Series 2002-90, Cl. SY, 11.046%, 9/25/32[5]	1,896	369
Government National Mortgage Assn. I Pool:
8.00%, 5/15/17	81	81
8.50%, 8/15/17	10	10
8.50%, 11/15/17	8	8
8.50%, 12/15/17	6	6
8.50%, 12/15/17	42	43
Government National Mortgage Assn. II Pool, 2%, 3/20/26[4]	6,099	6,305
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	20,847	17,574
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2,
3.066%, 10/25/36[4]	124,862	117,406
Total Mortgage-Backed Obligations (Cost $218,193)		211,829
Non-Convertible Corporate Bond and Note—0.0%
Reynolds American, Inc., 7% Sr. Unsec. Nts., 8/4/41[6] (Cost $359,008)	354,000	422,604
Convertible Corporate Bonds and Notes—1.5%
MGIC Investment Corp., 9% Cv. Jr. Sub. Nts., 4/1/63[6]	17,245,000	22,321,497

5        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

				Principal Amount		Value
Convertible Corporate Bonds and Notes (Continued)
Navistar International Corp., 4.75% Cv. Sr. Sub. Nts., 4/15/19				$	40,500,000	$40,170,937
Total Convertible Corporate Bonds and Notes (Cost $55,943,200)						62,492,434
					Shares
Structured Securities—1.3%
Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17					248,452	8,219,673
Barclays Bank plc, Alphabet, Inc., Cl. C Yield Enhanced Equity Debt Securities, 3/20/17					12,496	9,987,068
Citigroup Global Markets Holdings, Inc., Alphabet, Inc. Equity Linked Nts., 3/2/17[6]					13,207	10,572,823
Credit Suisse AG (London Branch), Alphabet, Inc. Equity Linked Nts., 2/23/17[6]					13,212	10,586,204
Credit Suisse AG (London Branch), Alphabet, Inc. Equity Linked Nts., 3/3/17[6]					16,427	13,154,014
Total Structured Securities (Cost $51,851,077)						52,519,782
		Exercise Price	Expiration Date		Contracts
Exchange-Traded Options Purchased—0.0%
Abbott Laboratories Put[1]	USD	36.000	2/17/17	USD	10,000	40,000
Abbott Laboratories Put[1]	USD	37.000	3/17/17	USD	2,000	42,000
Bank of America Corp. Put[1]	USD	21.000	2/17/17	USD	1,000	7,000
Bristol-Myers Squibb Co. Put[1]	USD	45.000	3/17/17	USD	11,000	594,000
Cisco Systems, Inc. Put[1]	USD	28.000	2/17/17	USD	1,500	9,000
CSX Corp. Put[1]	USD	35.000	2/17/17	USD	1,000	3,000
CVS Health Corp. Put[1]	USD	76.500	2/17/17	USD	1,500	150,000
General Electric Co. Put[1]	USD	29.000	2/17/17	USD	3,750	60,000
Johnson & Johnson Put[1]	USD	108.000	2/17/17	USD	1,500	33,000
Johnson & Johnson Put[1]	USD	110.000	2/17/17	USD	3,000	102,000
Marathon Oil Corp. Put[1]	USD	16.000	3/17/17	USD	1,000	66,000
Merck & Co., Inc. Put[1]	USD	60.000	2/17/17	USD	500	23,500
Micron Technology, Inc. Put[1]	USD	21.500	2/17/17	USD	500	6,500
Microsoft Corp. Put[1]	USD	60.000	3/17/17	USD	1,000	36,000
Wells Fargo & Co. Put[1]	USD	50.000	2/17/17	USD	3,000	15,000
Wells Fargo & Co. Put[1]	USD	50.000	3/17/17	USD	1,500	37,500
Total Exchange-Traded Options Purchased (Cost $1,735,929)						1,224,500
Total Investments, at Value (Cost $3,443,140,796)					100.3%	4,169,146,127
Net Other Assets (Liabilities)					(0.3)	(14,248,509)
Net Assets					100.0%	$4,154,897,618

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $260,102,804. See Note 6 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

6        OPPENHEIMER EQUITY INCOME FUND

Footnotes to Statement of Investments (Continued)

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,453 or less than 0.005% of the Fund’s net assets at period end.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $57,057,142 or 1.37% of the Fund’s net assets at period end.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares January 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	201,580,079	201,580,079	—

				Income
Oppenheimer Institutional Government Money Market Fund, Cl. E				$19,020

Exchange-Traded Options Written at January 31, 2017
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Abbott Laboratories Put	USD	40.000	2/17/17	USD	(11,000)	$1,020,913	$(165,000)
Apple, Inc. Call	USD	125.000	2/17/17	USD	(750)	68,693	(71,250)
Assured Guaranty Ltd. Call	USD	39.000	2/17/17	USD	(2,625)	272,403	(181,125)
Assured Guaranty Ltd. Call	USD	40.000	2/17/17	USD	(2,350)	149,656	(70,500)
Bank of America Corp. Call	USD	22.000	2/17/17	USD	(1,000)	91,913	(89,000)
Bank of America Corp. Put	USD	23.000	2/17/17	USD	(1,000)	69,958	(67,000)
Bank of America Corp. Call	USD	23.000	2/17/17	USD	(1,225)	54,714	(39,200)
Bristol-Myers Squibb Co. Put	USD	50.000	2/17/17	USD	(7,500)	1,279,704	(1,275,000)
CenturyLink, Inc. Call	USD	26.000	2/17/17	USD	(500)	33,229	(30,000)
CenturyLink, Inc. Call	USD	25.000	2/17/17	USD	(50)	5,022	(5,450)
Chevron Corp. Call	USD	115.000	2/17/17	USD	(1,250)	348,692	(30,000)
Cisco Systems, Inc. Put	USD	30.000	2/17/17	USD	(1,000)	67,958	(34,000)
Coca-Cola Co. (The) Call	USD	42.000	2/17/17	USD	(500)	14,069	(16,000)
Comcast Corp. Call	USD	76.500	2/17/17	USD	(500)	17,379	(29,500)
CSX Corp. Call	USD	46.000	3/17/17	USD	(535)	158,870	(128,400)
CSX Corp. Call	USD	37.000	2/17/17	USD	(95)	10,586	(92,150)
CSX Corp. Call	USD	36.000	2/17/17	USD	(150)	21,143	(156,375)
CVS Caremark Corp. Put	USD	80.000	2/17/17	USD	(1,000)	150,206	(244,000)

7        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued )
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Dow Chemical Co. (The) Call	USD	57.500	2/17/17	USD	(50)	$8,419	$(12,400)
Eaton Corp. plc Call	USD	72.500	2/17/17	USD	(500)	29,479	(49,000)
Eaton Corp. plc Call	USD	67.500	2/17/17	USD	(100)	22,940	(40,000)
Ford Motor Co. Call	USD	13.000	2/17/17	USD	(2,000)	73,917	(10,000)
Ford Motor Co. Put	USD	12.500	2/17/17	USD	(250)	5,990	(8,250)
Ford Motor Co. Put	USD	13.000	2/17/17	USD	(3,450)	248,255	(231,150)
Frontier Communications Corp. Call	USD	3.500	2/17/17	USD	(250)	2,990	(2,500)
General Cable Corp. Call	USD	21.000	2/17/17	USD	(625)	46,303	(46,875)
General Dynamics Corp. Call	USD	180.000	2/17/17	USD	(300)	81,586	(96,900)
General Dynamics Corp. Call	USD	175.000	2/17/17	USD	(325)	167,588	(218,400)
General Electric Co. Put	USD	31.000	2/17/17	USD	(1,000)	67,958	(151,000)
General Electric Co. Put	USD	29.500	2/17/17	USD	(1,000)	34,999	(31,000)
General Electric Co. Put	USD	30.000	2/17/17	USD	(1,250)	52,963	(71,250)
General Motors Co. Call	USD	37.000	2/17/17	USD	(100)	10,896	(8,100)
HP, Inc. Call	USD	15.000	2/17/17	USD	(125)	4,995	(4,375)
International Business Machines Corp. Call	USD	180.000	2/17/17	USD	(250)	32,389	(9,500)
International Business Machines Corp. Call	USD	185.000	3/17/17	USD	(325)	20,624	(15,925)
International Paper Co. Call	USD	55.000	2/17/17	USD	(750)	70,181	(165,750)
Johnson & Johnson Put	USD	115.000	2/17/17	USD	(5,750)	1,174,964	(1,391,500)
JPMorgan Chase & Co. Call	USD	85.000	2/17/17	USD	(824)	87,309	(94,760)
Kinder Morgan, Inc. Call	USD	23.000	2/17/17	USD	(1,750)	66,038	(29,750)
Kraft Heinz Co. (The) Call	USD	92.500	2/17/17	USD	(500)	23,674	(27,500)
Kroger Co. (The) Put	USD	35.000	2/17/17	USD	(750)	91,468	(103,125)
Marathon Oil Corp. Put	USD	18.000	2/17/17	USD	(1,000)	81,958	(150,000)
Marathon Oil Corp. Call	USD	18.000	2/17/17	USD	(750)	30,719	(13,500)
Marathon Oil Corp. Call	USD	17.000	2/17/17	USD	(1,000)	85,957	(48,000)
Merck & Co., Inc. Put	USD	61.500	2/17/17	USD	(327)	30,024	(30,738)
Merck & Co., Inc. Put	USD	62.500	2/17/17	USD	(173)	21,618	(23,528)
Micron Technology, Inc. Call	USD	22.000	2/17/17	USD	(1,675)	169,540	(381,900)
Micron Technology, Inc. Put	USD	23.000	2/17/17	USD	(500)	56,478	(18,000)
Micron Technology, Inc. Call	USD	21.000	2/17/17	USD	(3,000)	452,411	(960,000)
Microsoft Corp. Call	USD	65.000	2/17/17	USD	(1,000)	110,467	(59,000)
Microsoft Corp. Put	USD	62.500	2/17/17	USD	(1,000)	144,957	(34,000)
Molson Coors Brewing Co. Call	USD	100.000	2/17/17	USD	(50)	8,345	(4,000)
Morgan Stanley Call	USD	43.000	2/17/17	USD	(1,700)	167,370	(113,900)
NRG Energy, Inc. Call	USD	13.000	2/17/17	USD	(33)	2,127	(11,352)
Philip Morris International, Inc. Call	USD	92.500	2/17/17	USD	(25)	2,913	(10,250)
Post Holdings, Inc. Call	USD	85.000	2/17/17	USD	(300)	105,886	(69,000)
PPL Corp. Call	USD	34.000	3/17/17	USD	(2,075)	167,099	(249,000)
Procter & Gamble Co. (The) Call	USD	88.500	2/17/17	USD	(500)	11,625	(25,000)
Radian Group, Inc. Call	USD	19.000	2/17/17	USD	(625)	20,762	(12,500)
Time Warner, Inc. Call	USD	95.000	2/17/17	USD	(175)	41,457	(43,750)
Time Warner, Inc. Call	USD	97.500	2/17/17	USD	(27)	1,848	(3,240)

8        OPPENHEIMER EQUITY INCOME FUND

Exchange-Traded Options Written (Continued )
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
United Continental Holdings, Inc. Call	USD	75.000	2/17/17	USD	(2,000)	$440,909	$(120,000)
United Technologies Corp. Call	USD	110.000	2/17/17	USD	(350)	87,396	(40,600)
United Technologies Corp. Call	USD	115.000	2/17/17	USD	(250)	16,490	(1,500)
United Technologies Corp. Call	USD	111.000	2/17/17	USD	(25)	2,486	(1,675)
Wells Fargo & Co. Put	USD	55.000	2/17/17	USD	(4,000)	551,254	(252,000)
Williams Cos., Inc. Call	USD	30.000	2/17/17	USD	(50)	1,609	(1,450)
Total of Exchange-Traded Options Written						$9,074,738	$(8,220,843)

9        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official

10        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee.

11        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

12        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$315,296,064	$—	$—	$315,296,064
Consumer Staples	304,774,545	—	—	304,774,545
Energy	457,055,950	—	—	457,055,950
Financials	1,199,885,970	—	—	1,199,885,970
Health Care	404,898,935	—	—	404,898,935
Industrials	223,852,183	—	—	223,852,183
Information Technology	447,444,133	—	—	447,444,133
Materials	81,636,735	—	—	81,636,735
Telecommunication Services	136,634,950	—	—	136,634,950
Utilities	137,943,082	—	—	137,943,082
Preferred Stocks	342,852,431	—	—	342,852,431
Mortgage-Backed Obligations	—	211,829	—	211,829
Non-Convertible Corporate Bond and Note	—	422,604	—	422,604
Convertible Corporate Bonds and Notes	—	62,492,434	—	62,492,434
Structured Securities	—	52,519,782	—	52,519,782
Exchange-Traded Options Purchased	1,224,500	—	—	1,224,500

Total Assets	$4,053,499,478	$115,646,649	$—	$4,169,146,127

Liabilities Table
Other Financial Instruments:
Options written, at value	$(8,220,843)	$—	$—	$(8,220,843)

Total Liabilities	$(8,220,843)	$—	$—	$(8,220,843)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

13        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or

14        OPPENHEIMER EQUITY INCOME FUND

4. Investments and Risks (Continued)

fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors: Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but

15        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

16        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $965,561 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $6,192,517 and $3,902,260 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of
October 31, 2016	129,632	$7,155,512
Options written	468,005	52,262,155
Options closed or expired	(264,840)	(22,249,197)
Options exercised	(254,933)	(28,093,732)

Options outstanding as of January 31, 2017	77,864	$9,074,738

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction

17        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

18        OPPENHEIMER EQUITY INCOME FUND

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,499,925,420
Federal tax cost of other investments	(9,074,738)

Total federal tax cost	$3,490,850,682

Gross unrealized appreciation	$814,389,451
Gross unrealized depreciation	(144,314,849)

Net unrealized appreciation	$670,074,602

19        OPPENHEIMER EQUITY INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017